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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 12, 1997


                      First Union National Bank of Georgia
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             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust
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
           United States                                      33-98546                            58-1051808
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 (State or Other Jurisdiction of                    (Commission File Number)                   (IRS Employer
 Incorporation)                                                                                Identification Number)


                            999 Peachtree Street
                             Atlanta, Georgia                                                     30309
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                  (Address of Principal Executive Office)                                      (Zip Code)

Registrant's telephone number, including area code (404) 827-7350


                                         N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. Effective March 12, 1997, First Union National Bank of Georgia ("First Union"), pursuant to the Pooling and Servicing Agreement dated as of September 29, 1995, as amended, designated Additional Accounts of First Union to be included as Accounts and conveyed the Receivables of such Additional Accounts, whether now existing or hereafter created, to the First Union Master Credit Card Trust (the "Trust"). The number of Additional Accounts, the Receivables of which have conveyed to the Trust, as of March 12, 1997 equaled 431,542. As of March 12, 1997, aggregate Principal Receivables relating to such Additional Accounts equaled $518,427,201.82 and the aggregate Finance Charge Receivables relating to such Additional Accounts equaled $5,466,239.85.

Item 6.          Not Applicable.

Item 7.          Not Applicable.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        FIRST UNION NATIONAL BANK
                                          OF GEORGIA



                                        By: /s/ James H. Gilbraith II
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                                           Name: James H. Gilbraith II
                                           Title: Vice President and
                                                     Managing Director





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